UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 1, 2004

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 1-11775

TIMCO AVIATION SERVICES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	65-0665658
(State Or Other Jurisdiction Of	(IRS Employer
Incorporation Or Organization)	Identification No.)

623 Radar Road
Greensboro, North Carolina 27410
(Address Of Principal Executive Offices)

(336) 668-4410 (x8010)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement

Effective December 1, 2004, TIMCO Aviation Services, Inc. entered into an amended employment agreement with its Chief Executive Officer, Roy T. Rimmer, Jr.

Additionally, we have recently entered into amended and restated employment agreements with our Chief Operating Officer, Gil West, our Senior Vice President of Business Development, Jack Arehart, and our Senior Vice President of Engineering and Interior Manufacturing, Rick Salanitri, all of whom were previously parties to employment agreements with us that were set to expire in late 2004. Copies of the above-referenced agreements are Exhibits 10.01 to 10.04 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

10.01	Amendment No. 2 to Employment Agreement between the Company and Roy T. Rimmer, Jr.

10.02	Amended and Restated Employment Agreement between the Company and Gil West

10.03	Amended and Restated Employment Agreement between the Company and Jack Arehart

10.04	Amended and Restated Employment Agreement between the Company and Rick Salanitri

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIMCO Aviation Services, Inc.

	By:	/s/ Roy T. Rimmer, Jr.

Chairman and Chief Executive Officer

Dated: December 7, 2004

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Exhibit Index

Exhibit No.	Description

10.01	Amendment No. 2 to Employment Agreement between the Company and Roy T. Rimmer, Jr.

10.02	Amended and Restated Employment Agreement between the Company and Gil West

10.03	Amended and Restated Employment Agreement between the Company and Jack Arehart

10.04	Amended and Restated Employment Agreement between the Company and Rick Salanitri

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